UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

Aon plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England		EC3V 4AN
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, Aon plc and Aon Corporation, an indirect, wholly owned subsidiary of Aon plc, entered into an amendment to the Employment Agreement, dated January 16, 2015 and amended on April 20, 2018, with Gregory C. Case, the Company’s President and Chief Executive Officer (the “Case Amendment”). The Case Amendment changes Mr. Case’s title from President and Chief Executive Officer of Aon plc and Aon Corporation to Chief Executive Officer of Aon plc and Aon Corporation, effective May 15, 2018.

On May 11, 2018, Aon Corporation entered into a letter agreement with Michael O’Connor (the “O’Connor Agreement”). The O’Connor Agreement changes Mr. O’Connor’s title to Co-President, Aon plc and Aon Corporation, effective May 15, 2018, and supersedes and replaces the letter agreement entered into between Mr. O’Connor and Aon Corporation dated March 1, 2018. No other changes were made to Mr. O’Connor’s employment arrangement.

On May 11, 2018, Aon Corporation entered into a letter agreement with Eric Andersen (the “Andersen Agreement”). The Andersen Agreement changes Mr. Andersen’s title to Co-President, Aon plc and Aon Corporation, effective May 15, 2018, and supersedes and replaces the employment agreement entered into between Mr. Andersen and the Company dated October 1, 2013. The Andersen Agreement provides that Mr. Andersen’s continued employment will be on an at-will basis and that he is eligible to participate in the severance and change in control plan for the Company’s senior executives. No other changes were made to Mr. Andersen’s employment arrangement.

The foregoing summaries are qualified in their entirety by reference to the Case Amendment, the O’Connor Agreement, and the Andersen Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3 respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment to Employment Agreement by and among Aon plc, Aon Corporation, and Gregory C. Case.

10.2	Letter Agreement, dated May 11, 2018, by and between Aon Corporation and Michael O’Connor.

10.3	Letter Agreement, dated May 11, 2018, by and between Aon Corporation and Eric Andersen.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Molly Johnson
Molly Johnson
Assistant Secretary

Date: May 15, 2018